UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2006

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27792	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 17, 2006, COMSYS IT Partners, Inc. issued a press release regarding its intent to add a third independent director to the Audit Committee of its Board of Directors to fill the vacancy created by the resignation of Christopher R. Pechock. As permitted by Nasdaq Marketplace Rule 4350, COMSYS intends to comply with this requirement by no later than its 2006 Annual Meeting of Stockholders, which is currently scheduled for July 27, 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1*	Press release entitled “COMSYS IT Partners, Inc. to Add a Third Independent Audit Committee Member.”

*	Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: May 18, 2006	By:	/s/ KEN R. BRAMLETT, JR.
	Name:	Ken R. Bramlett, Jr.
	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Exhibit
99.1*	Press release entitled “COMSYS IT Partners, Inc. to Add a Third Independent Audit Committee Member.”

*	Filed herewith.